UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 17, 2009 (Date of earliest event reported)
MERIX CORPORATION (Exact name of registrant as specified in its charter)

OR (State or other jurisdiction of incorporation)	1-33752 (Commission File Number)	931135197 (IRS Employer Identification Number)

15725 SW GREYSTONE COURT, SUITE 200 BEAVERTON, OREGON (Address of principal executive offices)		97006 (Zip Code)
503-716-3700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Merix's press release dated November 17, 2009 and attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Press Release dated November 17, 2009.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of MERIX CORPORATION dated November 17, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2009	MERIX CORPORATION By: /s/ Kelly E. Lang Kelly E. Lang Executive Vice President, Finance and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of MERIX CORPORATION dated November 17, 2009